UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): January 5, 2017 (December 30, 2016)

GLOBAL SELF STORAGE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-12681	13-3926714
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Hanover Square, 12th Floor
New York, NY 10005
(Address of principal executive offices) (Zip Code)

(212) 785-0900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.
Global Self Storage, Inc.'s (the "Company") Current Report on Form 8-K filed on November 30, 2016 (the "Prior Form 8-K") is incorporated herein by reference. On December 30, 2016, as indicated in the Prior Form 8-K, in connection with the completion of the Company's acquisition (the "Acquisition") from Tuxis Corporation ("Tuxis"), a Company affiliate, of all of the membership interests of each of Tuxis Self Storage I LLC, Tuxis Self Storage II LLC, and Tuxis Real Estate II LLC, each a wholly owned Tuxis subsidiary (collectively, the "Subsidiaries"), the Company entered into a registration rights agreement (the "Registration Rights Agreement") which permits Tuxis to request the registration of the 202,703 unregistered and restricted shares of Company common stock issued to Tuxis as part of the Purchase Price (defined herein).
The information provided in Item 1.01 of the Prior Form 8-K is incorporated by reference into this Item 1.01. The foregoing description is qualified in its entirety by the full terms and conditions of the Registration Rights Agreement, filed as Exhibit 4 to the Prior Form 8-K and incorporated herein by reference.

Item 2.01    Completion of Acquisition or Disposition of Assets.

As indicated in Item 1.01 of the Prior Form 8-K, on November 23, 2016, the Company entered into an agreement (the "Purchase Agreement") with Tuxis to acquire all of the membership interests of the Subsidiaries for the aggregate purchase price of $7,800,000 (the "Purchase Price"), comprised of $5,925,000 payable in cash, $975,000 in shares of the Company's common stock, and, contingent upon the satisfaction of certain conditions described in the Purchase Agreement, an additional $900,000 cash payment.
On December 30, 2016, the Company completed the Acquisition for $5,925,000 in cash and 202,703 unregistered and restricted shares of the Company's common stock. Upon the satisfaction of certain conditions described in the Purchase Agreement, an additional $900,000 cash payment shall be made by the Company. The cash included in the consideration used to complete the Acquisition consisted of cash on hand and a portion of the proceeds from the Company's loan agreement with Insurance Strategy Funding IV, LLC, a special purpose vehicle of J.P. Morgan Investment Management, Inc. The number of shares included in the consideration used to complete the Acquisition was determined based on a volume weighted average price per share as described in the Purchase Agreement and the Prior Form 8-K.
The information provided in Item 1.01 of the Prior Form 8-K is incorporated by reference into this Item 2.01. The foregoing description is qualified in its entirety by the full terms and conditions of the Purchase Agreement, filed as Exhibit 10 to the Prior Form 8-K and incorporated herein by reference.
The Company's press release announcing the completion of the Acquisition is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibits. The following exhibit is being furnished herewith to this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Global Self Storage, Inc. Press Release, dated January 3, 2017, announcing the completion of the Acquisition.

* * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL SELF STORAGE, INC.

By:	/s/ Mark C. Winmill
Name:	Mark C. Winmill
Title:	President

Date: January 5, 2017

EXHIBIT INDEX

Exhibit No.	Description
99.1	Global Self Storage, Inc. Press Release, dated January 3, 2017, announcing the completion of the Acquisition